Exhibit 10.9



                             INTERCREDITOR AGREEMENT


                                     INTERCREDITOR AGREEMENT, dated as of
                             October 15, 2003, among PNC BANK, NATIONAL
                             ASSOCIATION, as Credit Agent, JPMorgan Chase bank, as Trustee, KOPPERS INC. and each SUBSIDIARY GUARANTOR listed on Schedule I hereto.

                              W I T N E S S E T H :


     WHEREAS, the Company (such term and each other capitalized term used herein having the meanings set forth in Section 1 below), certain of its Subsidiaries, certain lenders, PNC Bank, National Association, as administrative agent, National City Bank of Pennsylvania, as syndication agent, and Citizens Bank of Pennsylvania, Fleet National Bank and Wachovia Bank, National Association, as co-documentation agents, are parties to the Credit Agreement dated as of May 12, 2003 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, the Obligations of the Company under the Credit Agreement are secured by various assets of the Company and certain Subsidiaries thereof;

     WHEREAS, the Company, certain Subsidiaries of the Company and the Trustee have entered into the Indenture dated as of October 15, 2003 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Notes shall be governed;

     WHEREAS, the Company and certain lenders under the Credit Agreement have entered into a First Amendment to the Credit Agreement, dated as of October 15, 2003 (the "Amendment"), that, among other things, permits, subject to certain terms and conditions, (a) the issuance of up to $320.0 million in aggregate principal amount of the Notes by the Company, (b) the payment of up to $80.0 million in dividends to the Company's stockholders and (c) a second-priority Lien (subject to the Lien in favor of the Credit Agent) on the Noteholder Collateral to secure the Noteholder Claims; and

     WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the parties hereto enter into this Agreement;

     Now, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     Section 1. (a) Definitions. As used in this Agreement, the following terms have the meanings specified below:

     "Agreement" means this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "Amendment" has the meaning set forth in the recitals hereto.

     "Bankruptcy Law" means Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

     "Business Day" means any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York or the Commonwealth of Pennsylvania are required or authorized by law or other governmental action to close.

     "Cash Management Obligations" means, with respect to any Person, all obligations of such Person in respect of overdrafts and related liabilities owed to any other Person that arise from treasury, depositary or cash management services, including any automated clearing house transfers of funds or any similar transactions.

     "Common Collateral" means all of the assets of any Grantor, whether real, personal or mixed, constituting both Senior Lender Collateral and Noteholder Collateral.

     "Company" means Koppers Inc., a Pennsylvania corporation, and its successors.

     "Comparable Noteholder Collateral Document" means, in relation to any Common Collateral subject to any Lien created under any Senior Collateral Document, that Noteholder Collateral Document that creates a Lien on the same Common Collateral, granted by the same Grantor.

     "Credit Agent" means PNC Bank, National Association, in its capacity as administrative agent under the Credit Agreement, and its successors as collateral agent for the Senior Lenders (or if there is more than one such successor agent, such agent as is designated as "Credit Agent" by Senior Lenders holding a majority of the Senior Lender Claims then outstanding) under the Senior Credit Agreement exercising substantially the same rights and powers.

     "Credit Agreement" has the meaning set forth in the recitals hereto.

     "Deposit Account" has the meaning set forth in the Uniform Commercial Code.

     "Deposit Account Collateral" means that part of the Common Collateral comprised of Deposit Accounts.

     "DIP Financing" has the meaning set forth in Section 6.1.

     "Discharge of Senior Lender Claims" means, except to the extent otherwise provided in Section 5.6, payment in full in cash of (a) all Obligations in respect of all outstanding First-Lien Indebtedness or, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with such First-Lien Indebtedness, as applicable, in each case after or concurrently with termination of all commit-



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

ments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.

     "First-Lien Indebtedness" means (a) Indebtedness incurred pursuant to the Credit Agreement, and all renewals, extensions and refinancings thereof, (i) in an aggregate amount not to exceed the greater of (A) $130.0 million and (B) the sum of (x) 60% of the book value of the inventory of the Company and its Restricted Subsidiaries (as defined in the Indenture) and (y) 80% of the book value of the accounts receivable of the Company and its Restricted Subsidiaries (the book value of the inventory and accounts receivable to be calculated at the time such Indebtedness is incurred), plus in the case of the clauses (A) and (B) $20.0 million (provided, however, that such $20.0 million of Indebtedness or any portion thereof is issued to and held by the same lender or group of lenders providing the balance of the then outstanding Indebtedness under the Credit Agreement or any renewal, extension or refinancing of the Credit Agreement) and
(ii) secured by a Permitted Lien (as defined in the Indenture) described in clause (7) of the definition thereof and (b) all other Obligations (not constituting Indebtedness) of any Grantor under any Indebtedness referred to in clause (a), including in respect of Senior Lender Hedging Obligations and Senior Lender Cash Management Obligations.

     "Future First-Lien Indebtedness" means any First-Lien Indebtedness other than Indebtedness incurred pursuant to the Credit Agreement.

     "Grantors" means the Company and each of the Subsidiaries that has executed and delivered a Noteholder Collateral Document or a Senior Collateral Document.

     "Hedging Obligations" means, with respect to any Person, all obligations and liabilities of such Person in respect of (a) interest rate or currency swap agreements, interest rate or currency cap agreements, interest rate or currency collar agreements or (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates and/or currency exchange rates.

     "Indebtedness" means and includes all obligations that constitute "Indebtedness" within the meaning of the Indenture or the Senior Credit Agreement.

     "Indenture" has the meaning set forth in the recitals hereto.

     "Insolvency or Liquidation Proceeding" means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

     "Lien" means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.



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

     "Noteholder Australian Security Agreements" means each Security Agreement, dated as of October 15, 2003, among Koppers Australia Holding Company Pty Ltd, Koppers Australia Pty Ltd, Koppers Carbon Materials & Chemicals Pty Ltd, Koppers Wood Products Pty Ltd, Koppers Shipping Pty Ltd, Continental Carbon Australia Pty Ltd and Koppers Investment Subsidiary Pty Ltd, in favor of the Trustee.

     "Noteholder Canadian Security Documents" means the Deed of Hypothec, dated as of October 15, 2003, between the Company and the Trustee.

     "Noteholder Claims" means all Obligations in respect of the Notes or arising under the Noteholder Documents or any of them, including all fees and expenses of the Trustee thereunder.

     "Noteholder Collateral" means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Noteholder Claim.

     "Noteholder Collateral Documents" means the Noteholder Australian Security Agreements, the Noteholder Canadian Security Documents, the Noteholder Patent, Trademark and Copyright Security Agreement, the Noteholder Pledge Agreements, the Noteholder Security Agreement, the Noteholder Security Trust Deed and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any Noteholder Claims or under which rights or remedies with respect to any such Lien are governed.

     "Noteholder Documents" means (a) the Indenture, the Notes, the Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

     "Noteholder Patent, Trademark and Copyright Security Agreement" means the Patent, Trademark and Copyright Security Agreement, dated as of October 15, 2003, among the Company, the other domestic Grantors and the Trustee.

     "Noteholder Pledge Agreements" means (a) the Pledge Agreement, dated as of October 15, 2003, among the Company, certain other domestic Grantors and the Trustee and (b) the Pledge Agreement, dated as of October 15, 2003, between World-Wide Ventures Corporation and the Trustee.

     "Noteholder Security Agreement" means the Security Agreement, dated as of October 15, 2003, among the Company, the other domestic Grantors and the Trustee.

     "Noteholder Security Trust Deed" means the Security Trust Deed, dated as of October 15, 2003, among Koppers Australia Holding Company Pty Ltd, Koppers Australia Pty Ltd, Koppers Carbon Materials & Chemicals Pty Ltd, Koppers Wood Products Pty Ltd, Koppers Shipping Pty Ltd, Continental Carbon Australia Pty Ltd, Koppers Investment Subsidiary Pty Ltd and the Trustee.

     "Noteholders" means the Persons holding Noteholder Claims.



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

     "Notes" means (a) the initial $320.0 million in principal amount of 9-7/8% Senior Secured Notes Due 2013 to be issued by the Company pursuant to the Indenture, (b) the exchange notes issued in exchange therefor as contemplated by the Registration Rights Agreement dated as of September 30, 2003, among the Company, certain Subsidiaries of the Company and the Initial Purchasers (as defined therein) and (c) any additional notes issued under the Indenture by the Company, to the extent permitted by the Indenture.

     "Obligations" means, with respect to any Indebtedness, any and all obligations with respect to the payment of (a) any principal of or interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing such Indebtedness, (c) any obligation to post cash collateral in respect of letters of credit and any other obligations and/or (d) any Cash Management Obligations or Hedging Obligations in connection with such Indebtedness.

     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

     "Pledged Collateral" means (a) the Common Collateral in the possession of the Credit Agent (or its agents or bailees), to the extent that possession thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code and (b) the "Pledged Collateral" under, and as defined in, the Noteholder Pledge Agreements that is Common Collateral.

     "Proceeds" has the meaning set forth in Section 4.1.

     "Recovery" has the meaning set forth in Section 6.4.

     "Required Lenders" means, with respect to any Senior Credit Agreement, those Senior Lenders the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of or consent or departure from the Senior Credit Agreement (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of the Senior Credit Agreement).

     "Senior Collateral Documents" means the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement, the Security Agreements, the Security Trust Deed and the Quebec Security (each as defined in the Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Senior Lender Claims or under which rights or remedies with respect to such Liens are governed.

     "Senior Credit Agreement" means the Credit Agreement and any other agreement governing Future First-Lien Indebtedness.

     "Senior Lender Cash Management Obligations" means any Cash Management Obligations secured by any Common Collateral under the Senior Collateral Documents.



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

     "Senior Lender Claims" means all First-Lien Indebtedness outstanding, including any Future First-Lien Indebtedness. Senior Lender Claims shall include all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Lender Document whether or not the claim for such interest or expenses is allowed as a claim in such Insolvency or Liquidation Proceeding.

     "Senior Lender Collateral" means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Lender Claim.

     "Senior Lender Documents" means the Senior Credit Agreement, the Senior Collateral Documents, and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation) providing for or evidencing any other Obligation under the Credit Agreement or any Future First-Lien Indebtedness and any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing any Indebtedness arising under any Senior Lender Document.

     "Senior Lender Hedging Obligations" means any Hedging Obligations secured by any Common Collateral under the Senior Collateral Documents.

     "Senior Lenders" means the Persons holding Senior Lender Claims, including the Credit Agent.

     "Subsidiary" means any "Subsidiary" of the Company as defined in the Indenture.

     "Trustee" means JPMorgan Chase Bank, in its capacity as trustee under the Indenture and collateral agent under the Noteholder Collateral Documents, and its permitted successors and assigns.

     "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

     (b) Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     Section 2. Lien Priorities.

     2.1 Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Trustee or the Noteholders on the Common Collateral or of any Liens granted to the Credit Agent or the Senior Lenders on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Noteholder Documents or the Senior Lender Documents or any other circumstance whatsoever, the Trustee, on behalf of itself and the Noteholders, hereby agrees that: (a) any Lien on the Common Collateral securing any Senior Lender Claims now or hereafter held by or on behalf of the Credit Agent or any Senior Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any of the Noteholder Claims and (b) any Lien on the Common Collateral securing any Noteholder Claims now or hereafter held by or on behalf of the Trustee or any Noteholders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims. All Liens on the Common Collateral securing any Senior Lender Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Noteholder Claims for all purposes, whether or not such Liens securing any Senior Lender Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

     2.2 Prohibition on Contesting Liens. Each of the Trustee, for itself and on behalf of each Noteholder, and the Credit Agent, for itself and on behalf of each Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of (a) a Lien securing any Senior Lender Claims held by or on behalf of any of the Senior Lenders in the Common Collateral or (b) a Lien securing any Noteholder Claims held by or on behalf of any of the Noteholders in the Common Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Credit Agent or any Senior Lender to enforce this Agreement, including the priority of the Liens securing the Senior Lender Claims as provided in Section 2.1.

     2.3 No New Liens. Subject to Section 11.03 of the Indenture, so long as the Discharge of Senior Lender Claims has not occurred, the parties hereto agree that, after the date hereof, if the Trustee shall hold any Lien on any assets of the Company or any other Grantor securing any Noteholder Claims that are not also subject to the first-priority Lien in respect of the Senior Lender Claims under the Senior Lender Documents, the Trustee, upon demand by the Credit Agent or the Company, will assign such Lien to the Credit Agent as security for the Senior Lender Claims (in which case the Trustee may retain a junior lien on such assets subject to the terms hereof).

     2.4 Perfection of Liens. Neither the Credit Agent nor the Senior Lenders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Com-



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

mon Collateral for the benefit of the Trustee and the Noteholders. The provisions of this Intercreditor Agreement are intended solely to govern the respective Lien priorities as between the respective Senior Lenders and the Noteholders and shall not impose on the Credit Agent, the Trustee, the Noteholders or the Senior Lenders any obligations in respect of the disposition of Proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law. Each of the Credit Agent, for itself and on behalf of the Senior Lenders and the Trustee, for itself and on behalf of the Noteholders, agrees that it will not contest the validity, perfection, priority or enforceability of the Liens upon the Common Collateral of the Credit Agent, the Trustee, the Noteholders or the Senior Lenders.

     Section 3. Enforcement.

     3.1 Exercise of Remedies.

     (a) So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the Trustee and the Noteholders will not exercise or seek to exercise any rights or remedies (including set-off) with respect to any Common Collateral in respect of any Noteholder Claims, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by the Credit Agent or any Senior Lender in respect of Senior Lender Claims, the exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which the Trustee or any Noteholder is a party, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the Senior Lender Documents or otherwise in respect of Senior Lender Claims, or object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of Senior Lender Claims and (ii) the Credit Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Common Collateral without any consultation with or the consent of the Trustee or any Noteholder; and, should the Credit Agent and the Senior Lenders decide to foreclose on any of the Common Collateral as part of its enforcement of the Senior Lenders Claims under the Senior Collateral Documents,
(A) the Noteholders and the Trustee shall not contest such foreclosure and shall release any and all claims in respect of such Common Collateral (except for the right to receive the balance of Proceeds after Discharge of Senior Lender Claims as described in Section 4.1) so that it may be sold free and clear of the Liens of the Noteholders and of the Trustee, on behalf of the Noteholders, and the Trustee, for itself and on behalf of any such Noteholder, shall, within five (5) business days of written request by the Credit Agent, execute and deliver to the Credit Agent such termination statements, releases and other documents as the Credit Agent may request to effectively confirm such release and (B) the Trustee, for itself and on behalf of the Noteholders, hereby irrevocably constitutes and appoints the Credit Agent and any officer or agent of the Credit Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Trustee or such holder or in the Credit Agent's own name, from time to time in the Credit Agent's discretion, for the purpose of carrying out the terms of this Section 3.1(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes of this Section 3.1(a), including any termination statements, endorsements or other instruments of transfer or release provided, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the Trustee may file a claim or statement of interest with respect to the Noteholder Claims and (B) the Trustee may take any action (not adverse to the prior Liens on the Common Collateral securing the Senior Lender Claims, or the rights of the Credit Agent or the Senior Lenders to exercise remedies in respect thereof) in order to preserve or protect its Lien on the Common Collateral. In exercising rights and remedies with respect to the Common Collateral, the Credit Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Senior Lenders or any nominee of the Senior Lenders, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

     (b) The Trustee, on behalf of itself and the Noteholders, agrees that, after an event of default under the First Lien Indebtedness has occurred with respect to which the Credit Agent has provided written notice to the Trustee, and until such event of default is cured or waived, it will not take or receive any Common Collateral or any Proceeds of Common Collateral in respect of Noteholder Claims, unless and until the Discharge of Senior Lender Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Trustee and the Noteholders with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of Noteholder Claims pursuant to the Noteholder Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of the Senior Lender Claims has occurred.

     (c) Subject to the proviso in clause (ii) of Section 3.1(a), (i) the Trustee, for itself and on behalf of the Noteholders, agrees that the Trustee and the Noteholders will not take any action that would hinder any exercise of remedies undertaken by the Credit Agent or the Senior Lenders with respect to the Common Collateral under the Senior Loan Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, and (ii) the Trustee, for itself and on behalf of the Noteholders, hereby waives any and all rights it or the Noteholders may have as a junior lien creditor or otherwise to object to the manner in which the Credit Agent or the Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Common Collateral in respect of Senior Lender Claims, regardless of whether any action or failure to act by or on behalf of the Credit Agent or Senior Lenders is adverse to the interest of the Noteholders. The Trustee, for itself and on behalf of the Noteholders, waives the right to commence any legal action or assert in any legal action or in any Insolvency or Liquidation Proceeding any claim against the Senior Lenders seeking damages from the Senior Lenders or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by the Senior Lenders in accordance with this Agreement.

     (d) The Trustee hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Noteholder Document shall be deemed to restrict in any way the rights and remedies of the Credit Agent or the Senior Lenders with respect to the Common Collateral as set forth in this Agreement and the Senior Lender Documents.

     3.2 Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), the Trustee, on behalf of itself and the Noteholders, agrees that, unless and until the Discharge of Senior Lender Claims has occurred, it will not commence, or join with any Person (other than the Senior Lenders and the Credit Agent upon the written request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the Noteholder Documents or otherwise in respect of the Noteholder Claims. Section 4. Payments.

     4.1 Application of Proceeds. Subject to Section 5.4, after an event of default under the First Lien Indebtedness has occurred with respect to which the Credit Agent has provided written notice to the Trustee, and until such event of default is cured or waived, so long as the Discharge of Senior Lender Claims has not occurred, and whether prior to or after the commencement of any Insolvency or Liquidation Proceeding, all Common Collateral and all proceeds thereof (a) received from the sale, lease, license, exchange or other disposition of Common Collateral, whether such sale, lease, license or other disposition is made by or on behalf of a Grantor, the Credit Agent, the Trustee or any other person, (b) collected on or distributed on account of, Common Collateral, (c) consisting of rights arising out of the loss, nonconformity, or interference with the use of, defects or infringements of rights in, or damage to, the Common Collateral, (d) consisting of rights arising out of the Common Collateral, or (e) to the extent of the value of the Common Collateral, and to the extent payable to the debtor or the secured party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Common Collateral (collectively, "Proceeds") shall be applied FIRST to the Senior Lender Claims in such order as specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred and SECOND, to the Noteholder Claims. Upon the Discharge of the Senior Lender Claims, the Credit Agent shall at the expense of the Company deliver promptly to the Trustee any Proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Trustee to the Noteholder Claims in such order as specified in the relevant Noteholder Documents.

     4.2 Payments Over. Any Common Collateral or Proceeds thereof received by the Trustee or any Noteholder in connection with the exercise of any right or remedy (including set-off) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Credit Agent for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Credit Agent is hereby authorized to make any such endorsements as agent for the Trustee or any such Noteholder. This authorization is coupled with an interest and is irrevocable.

     Section 5. Other Agreements.

     5.1 Releases.

     (a) In the event of any release of the Liens on Common Collateral in respect of Noteholder Claims in accordance with the Indenture, the Trustee, for itself and on behalf of the Noteholders, promptly shall execute and deliver to the Credit Agent or the applicable Grantor such termination statements, releases and other documents as the Credit Agent or such Grantor may reasonably request to effectively confirm such release.

     (b) The Trustee, for itself and on behalf of the Noteholders, hereby irrevocably constitutes and appoints the Credit Agent and any officer or agent of the Credit Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Trustee or such holder or in the Credit Agent's own name, from time to time in the Credit Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

     (c) Unless and until the Discharge of Senior Lender Claims has occurred, the Trustee, for itself and on behalf of the Noteholders, hereby consents to the application, whether prior to or after default, of Deposit Account Collateral or Proceeds of Common Collateral to the repayment of Senior Lender Claims pursuant to the Senior Credit Agreement; provided that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Trustee or the Noteholders to receive Proceeds in connection with the Noteholder Claims not otherwise in contravention of this agreement.

     5.2 Insurance. Unless and until the Discharge of Senior Lender Claims has occurred, the Credit Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Lender Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid to the Credit Agent for the benefit of the Senior Lenders to the extent required under the Senior Lender Documents in respect of the Senior Lender Claims and thereafter to the Trustee for the benefit of the Noteholders to the extent required under the applicable Noteholder Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. Subject to Section 5.4, if the Trustee or any Noteholder shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Credit Agent in accordance with the terms of Section 4.2.

     5.3 Amendments to Noteholder Collateral Documents.

     (a) Without the prior written consent of the Credit Agent and the Required Lenders, no Noteholder Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Noteholder Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement. The Trustee agrees that each Noteholder Collateral Document shall include the following language (or language to similar effect approved by the Credit Agent):

         "Notwithstanding anything herein to the contrary, the lien and security interest granted to the Trustee pursuant to this Agreement and the exercise of any right or remedy by the Trustee hereunder are subject to the provisions of the Intercreditor Agreement, dated as of October 15, 2003 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Koppers Inc., the subsidiaries of Koppers Inc. party thereto, PNC Bank, National Association, as Credit Agent, and JPMorgan Chase Bank, as Trustee. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern."

     (b) In the event that the Credit Agent or the Senior Lenders enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Credit Agent, the Senior Lenders, the Company or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Noteholder Collateral Document without the consent of the Trustee or the Noteholders and without any action by the Trustee, the Company or any other Grantor; provided, that (A) if any such amendment, waiver or consent could reasonably be expected to be adverse to the Noteholders or the interest of the Noteholders in the Noteholder Collateral, such amendment, waiver or consent shall not apply to any Noteholder Collateral Document unless, at the time of such amendment, waiver or consent, First-Lien Indebtedness (including commitments in respect thereof to the extent that such commitments are subject only to reasonable and customary funding conditions and are then available to be funded at the election of the Company) of no less than $30.0 million secured by the first-priority Liens on the Common Collateral is then outstanding and (B) written notice of such amendment, waiver or consent shall have been promptly given to the Trustee. Notwithstanding the foregoing, no such amendment, waiver or consent shall (1) have the effect of releasing assets subject to the Lien of the Noteholder Collateral Documents, except to the extent that a release of such Lien is permitted by Section 11.03 of the Indenture, (2) be construed as a waiver of any Default or Event of Default (as such terms are defined in the Indenture) or (3) except as permitted by the Indenture, subordinate the Lien granted to the Trustee and the Noteholders to any other Lien.

     5.4 Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Trustee and the Noteholders may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the Noteholder Claims in accordance with the terms of the Noteholder Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Trustee or any Noteholders of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by the Trustee or any Noteholder of rights or remedies as a secured creditor in respect of Common Collateral or enforcement in contravention of this Agreement of any Lien in respect of Noteholder Claims held by any of them and such payments do not come from Proceeds of Common Collateral after an event of default under the First Lien Indebtedness has occurred with respect to which the Trustee has received written notice prior to the Trustee's receipt of such payments, and until such event of default is cured or waived or until the Discharge of Senior Lender Claims. In the event the Trustee or any Noteholder becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Noteholder Claims, such judgment lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Noteholder Claims are so subordinated to such Liens securing Senior Lender Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Credit Agent or the Senior Lenders may have with respect to the Senior Lender Collateral.

     5.5 Bailee for Perfection.

     (a) The Credit Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Trustee and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Noteholder Security Agreement, subject to the terms and conditions of this Section 5.5.

     (b) The Credit Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Credit Agent for the Trustee and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Noteholder Security Agreement, subject to the terms and conditions of this Section 5.5.

     (c) Except as otherwise specifically provided herein (including, without limitation, Sections 3.1 and 4.1), until the Discharge of Senior Lender Claims has occurred, the Credit Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Documents as if the Liens under the Noteholder Collateral Documents did not exist. The rights of the Trustee and the Noteholders with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

     (d) The Credit Agent shall have no obligation whatsoever to the Trustee or any Noteholder to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the Credit Agent under this
Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Trustee for purposes of perfecting the Lien held by the Trustee.

     (e) The Credit Agent shall not have by reason of the Noteholder Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the Trustee or any Noteholder and the Trustee and the Noteholders hereby waive and release the

Credit Agent from all claims and liabilities arising pursuant to the Credit Agent's role under this Section 5.5, as agent and bailee with respect to the Common Collateral.

     (f) Upon the Discharge of Senior Lender Claims, the Credit Agent shall deliver to the Trustee, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and the Deposit Account Collateral (if any) together with any necessary endorsements (or otherwise allow the Trustee to obtain control of such Pledged Collateral and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereto and shall indemnify the Credit Agent for loss or damage suffered by the Credit Agent as a result of such transfer except for loss or damage suffered by the Credit Agent as a result of its own wilful misconduct or bad faith. The Credit Agent has no obligation to follow instructions from the Trustee in contravention of this Agreement.

     (g) Neither the Credit Agent nor the Senior Lenders shall be required to marshal any present or future collateral security for the Company's or its Subsidiaries' obligations to the Credit Agent or the Senior Lenders under the Senior Credit Agreement or the Senior Collateral Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.

     5.6 When Discharge of Senior Lender Claims Deemed to Not Have Occurred. If at any time after the Discharge of Senior Lender Claims has occurred the Company incurs and designates any Future First-Lien Indebtedness, then such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and the applicable agreement governing such Future First-Lien Indebtedness shall automatically be treated as the Senior Credit Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein. Upon receipt of written notice of such designation (including the identity of the new Credit Agent), the Trustee shall promptly (i) enter into such documents and agreements (at the expense of the Company), including amendments or supplements to this Agreement, as the Company or such new Credit Agent shall reasonably request in writing in order to provide to the new Credit Agent the rights of the Credit Agent contemplated hereby and (ii) deliver to the Credit Agent the Pledged Collateral that is Common Collateral together with any necessary endorsements (or otherwise allow such Credit Agent to obtain control of such Pledged Collateral).

     Section 6. Insolvency or Liquidation Proceedings.

     6.1 Financing Issues. If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Credit Agent shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law ("DIP Financing"), then the Trustee, on behalf of itself and the Noteholders, agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by the proviso in clause (ii) of Section 3.1(a) and Section 6.3) and, to the extent the Liens securing the Senior Lender Claims under the Senior Credit Agreement or, if no Senior Credit Agreement exists, under the other Senior Lender Documents are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are so subordinated to Liens securing Senior Lender Claims under this Agreement.

     6.2 Relief from the Automatic Stay. Until the Discharge of Senior Lender Claims has occurred, the Trustee, on behalf of itself and the Noteholders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the Credit Agent and the Required Lenders.

     6.3 Adequate Protection. The Trustee, on behalf of itself and the Noteholders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Credit Agent or the Senior Lenders for adequate protection or (b) any objection by the Credit Agent or the Senior Lenders to any motion, relief, action or proceeding based on the Credit Agent's or the Senior Lenders' claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then the Trustee, on behalf of itself and any of the Noteholders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are so subordinated to the Liens securing Senior Lender Claims under this Agreement and (ii) in the event the Trustee, on behalf of itself and the Noteholders, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Trustee, on behalf of itself or any of the Noteholders, agrees that the Credit Agent shall also be granted a senior Lien on such additional collateral as security for the Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Noteholder Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Noteholder Claims are so subordinated to such Liens securing Senior Lender Claims under this Agreement.

     6.4 No Waiver; Voting Restrictions. Subject to Section 5.4, nothing contained herein shall prohibit or in any way limit the Credit Agent or any other Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Trustee or any of the Noteholders, including the seeking by the Trustee or any Noteholder of adequate protection or the asserting by the Trustee or any Noteholder of any of its rights and remedies under the Noteholder Documents or otherwise. In any Insolvency or Liquidation Proceeding, neither the Trustee nor any Noteholder shall vote any Noteholder Claim for any plan of reorganization of any Grantor unless such plan provides for treatment of the Senior Lender Claims in a manner that would result in such Senior Lender Claims having relative lien priority over the Noteholder Claims to at least the same extent as set forth in this Agreement.

     6.5 Preference Issues. If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a "Recovery"), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Senior Lender Claims shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Lenders shall be entitled to a Discharge of Senior Lender Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

     6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Senior Lender Claims and on account of Noteholder Claims, then, to the extent the debt obligations distributed on account of the Senior Lender Claims and on account of the Noteholder Claims are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

     6.7 Application. This Agreement shall be applicable prior to or after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Collateral and Proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

     6.8 Expense Claims. Neither the Trustee nor any Noteholder will assert or enforce, at any time prior to the Discharge of Senior Lender Claims, any claim under ss.506(c) of the Bankruptcy Law senior to or on a parity with the Liens in favor of the Credit Agent and the Senior Lenders for costs or expenses of preserving or disposing of any Common Collateral.

     6.9 Post-Petition Claims. (a) Neither the Trustee nor any Noteholder shall oppose or seek to challenge any claim by the Credit Agent or any other Senior Lender for allowance in any Insolvency or Liquidation Proceeding of Senior Lender Claims consisting of post-petition interest, fees, expenses or indemnities to the extent of the value of the Lien in favor of the Credit Agent and the Senior Lenders, without regard to the existence of the Lien of the Trustee on behalf of the Noteholders on the Common Collateral.

     (b) Neither the Credit Agent nor any other Senior Lender shall oppose or seek to challenge any claim by the Trustee or any Noteholder for allowance in any Insolvency or Liquidation Proceeding of Noteholder Claims consisting of post-petition interest, fees, expenses or indemnities to the extent of the value of the Lien of the Trustee on behalf of the Noteholders on the Common Collateral (after taking into account the Liens in favor of the Credit Agent and the Senior Lenders).

     Section 7. Reliance; Waivers; etc.

     7.1 Reliance. The consent by the Senior Lenders to the execution and delivery of the Noteholder Documents to which the Senior Lenders have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. The Trustee, solely on behalf of the Noteholders, acknowledges, to the best of its knowledge, that the Noteholders have, independently and without reliance on the Credit Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Indenture, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Indenture or this Agreement.

     7.2 No Warranties or Liability. The Trustee, on behalf of itself and the Noteholders, acknowledges and agrees that each of the Credit Agent and the Senior Lenders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Lender Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Trustee or any of the Noteholders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Credit Agent nor any Senior Lender shall have any duty to the Trustee or any of the Noteholders to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Noteholder Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Intercreditor Agreement, the Credit Agent, the Senior Lenders, the Trustee and the Noteholders have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Noteholder Claims, the Senior Lender Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company's, the Guarantors' (as defined in the Senior Credit Agreement) or any Subsidiary's title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

     7.3 Obligations Unconditional. All rights, interests, agreements and obligations of the Credit Agent and the Senior Lenders and the Trustee and the Noteholders, respectively, hereunder shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of any Senior Lender Documents or any Noteholder Documents;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Noteholder Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Lender Document or of the terms of the Indenture or any other Noteholder Document;

          (c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Noteholder Claims or any guarantee thereof;

          (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

          (e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Senior Lender Claims, or of the Trustee or any Noteholder in respect of this Agreement.

     Section 8. Miscellaneous.

     8.1 Conflicts. Subject to Section 8.20, in the event of any conflict between the provisions of this Agreement and the provisions of the Senior Lender Documents or the Noteholder Documents, the provisions of this Agreement shall govern.

     8.2 Continuing Nature of this Agreement; Severability. This Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred. This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to the Trustee or any Noteholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting Senior Lender Claims in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Trustee or the Credit Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.

     8.4 Information Concerning Financial Condition of the Company and the Subsidiaries. The Credit Agent and the Senior Lenders, on the one hand, and the Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries and all endorsers and/or guarantors of the Noteholder Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Noteholder Claims or the Senior Lender Claims. The Credit Agent and the Senior Lenders shall have no duty to advise the Trustee or any Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Credit Agent or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Trustee or any Noteholder, it or they shall be under no obligation (w) to make, and the Credit Agent and the Senior Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

     8.5 Subrogation. The Trustee, on behalf of itself and the Noteholders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.

     8.6 Application of Payments. Except as otherwise provided herein, all payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate, consistent with the terms of the Senior Lender Documents. Except as otherwise provided herein, the Trustee, on behalf of itself and the Noteholders, assents to any such extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

     8.7 Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

     8.8 Notices. All notices to the Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to the Trustee and the Credit Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

     8.9 Further Assurances. Each of the Trustee, on behalf of itself and the Noteholders, and the Credit Agent, on behalf of itself and the Senior Lenders, agrees that each of them, at the expense of the Company, shall take such further action and shall execute and deliver to the Credit Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Credit Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

     8.10 Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

     8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the Credit Agent, the Senior Lenders, the Trustee, the Noteholders, the Company, the Company's Subsidiaries party hereto and their respective permitted successors and assigns.

     8.12 Specific Performance. The Credit Agent may demand specific performance of this Agreement. The Trustee, on behalf of itself and the Noteholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Credit Agent.

     8.13 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     8.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

     8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Credit Agent represents and warrants that this Agreement is binding upon the Lenders.

     8.16 No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of Senior Lender Claims and Noteholder Claims. No other Person shall have or be entitled to assert rights or benefits hereunder.

     8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

     8.18 Credit Agent and Trustee. It is understood and agreed that (a) PNC Bank, National Association is entering into this Agreement in its capacity as administrative agent and the provisions of Article 10 of the Credit Agreement applicable to PNC Bank, National Association as administrative agent thereunder shall also apply to PNC Bank, National Association as Credit Agent hereunder and
(b) JPMorgan Chase Bank is entering in this Agreement in its capacity as Trustee and the provisions of Article 7 of the Indenture applicable to the Trustee thereunder shall also apply to the Trustee hereunder.

     8.19 Designations. For purposes of the provisions hereof and the Indenture requiring the Company to designate Indebtedness for the purposes of the term "First-Lien Indebtedness", any such designation shall be sufficient if the relevant designation is set forth in writing, signed on behalf of the Company by an officer thereof and delivered to the Trustee and the Credit Agent. For all purposes hereof and the Indenture, the Company hereby designates the Indebtedness incurred pursuant to the Credit Agreement as the First-Lien Indebtedness.

     8.20 Relative Rights. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Senior Credit Agreement or the Indenture or any other Senior Lender Documents or Noteholder Documents entered into in connection with the Senior Credit Agreement or the Indenture or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Lender Documents entered into in connection with the Senior Credit Agreement or the Indenture or any other Noteholder Documents entered into in connection with the Indenture, (b) change the relative priorities of the Senior Lender Claims or the Liens granted under the Senior Lender Documents on the Common Collateral (or any other assets) as among the Senior Lenders, (c) otherwise change the relative rights of the Senior Lenders in respect of the Common Collateral as among such Senior Lenders or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Lender Document entered into in connection with the Senior Credit Agreement or the Indenture or any other Noteholder Documents entered into in connection with the Indenture.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                     CREDIT AGENT:


                                     PNC BANK, NATIONAL ASSOCIATION,


                                     By:  /s/ Thomas A. Majeski
                                          -----------------------------
                                          Name:   Thomas A. Majeski
                                          Title:  Vice President

                                     Address:

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                       TRUSTEE:


                       JPMORGAN CHASE BANK, not in its individual capacity
                            but solely as trustee,


                       By:  /s/ Catherine F. Donohue
                            --------------------------------
                            Name:   Catherine F. Donohue
                            Title:  Vice President


                       Address:    4 New York Plaza, 15th Floor
                                   New York, New York 10004
                                   Attn: Institutional Trust Services

     The foregoing Intercreditor Agreement is hereby confirmed and accepted as of the date first above written.

                                  KOPPERS INC.


                                  By:  /s/ Walter W. Turner
                                       -----------------------------
                                       Name:   Walter W. Turner
                                       Title:  President and Chief Executive
                                               Officer


                                  WORLD-WIDE VENTURES CORPORATION


                                  By:  /s/ Walter W. Turner
                                       ------------------------------
                                       Name:   Walter W. Turner
                                       Title:  President


                                  KOPPERS CONCRETE PRODUCTS, INC.


                                  By:  /s/ Randall D. Collins
                                       ------------------------------
                                       Name:   Randall D. Collins
                                       Title:  Secretary


                                  CONCRETE PARTNERS INC.


                                  By:  /s/ Randall D. Collins
                                       ------------------------------
                                       Name:   Randall D. Collins
                                       Title:  Secretary


                                  KOPPERS INDUSTRIES OF DELAWARE, INC.


                                  By:  /s/ M. Claire Schaming
                                       ------------------------------
                                       Name:   M. Claire Schaming
                                       Title:  Secretary and Treasurer

                                  KOPPERS REDEMPTIONS, INC.


                                  By:  /s/ M. Claire Schaming
                                       ------------------------------
                                       Name:   M. Claire Schaming
                                       Title:  Treasurer and Assistant Secretary


                                  KOPPERS INVESTMENT SUBSIDIARY PTY LTD


                                  By:  /s/ M. Claire Schaming
                                       ------------------------------
                                       Name:   M. Claire Schaming
                                       Title:  Attorney-In-Fact


                                  KOPPERS AUSTRALIA PTY LTD


                                  By:  /s/ M. Claire Schaming
                                       ------------------------------
                                       Name:   M. Claire Schaming
                                       Title:  Attorney-In-Fact


                                  KOPPERS WOOD PRODUCTS PTY LTD


                                  By:  /s/ M. Claire Schaming
                                       ------------------------------
                                       Name:   M. Claire Schaming
                                       Title:  Attorney-In-Fact


                                  KOPPERS CARBON MATERIAL & CHEMICALS PTY LTD


                                  By:  /s/ M. Claire Schaming
                                       ------------------------------
                                       Name:   M. Claire Schaming
                                       Title:  Attorney-In-Fact


                                  CONTINENTAL CARBON AUSTRALIA PTY LTD


                                  By:  /s/ M. Claire Schaming
                                       ------------------------------
                                       Name:   M. Claire Schaming
                                       Title:  Attorney-In-Fact

                                  KOPPERS SHIPPING PTY LTD


                                  By:  /s/ M. Claire Schaming
                                       ------------------------------
                                       Name:   M. Claire Schaming
                                       Title:  Attorney-In-Fact


                                  KOPPERS AUSTRALIA HOLDING COMPANY PTY LTD


                                  By:  /s/ M. Claire Schaming
                                       ------------------------------
                                       Name:   M. Claire Schaming
                                       Title:  Attorney-In-Fact

                                   SCHEDULE I


World-Wide Ventures Corp.

Koppers Concrete Products, Inc.

Concrete Partners Inc.

Koppers Industries of Delaware, Inc.

Koppers Redemptions, Inc.

Koppers Investment Subsidiary Pty Ltd

Koppers Australia Pty Ltd

Koppers Wood Products Pty Ltd

Koppers Carbon Material & Chemicals Pty Ltd

Continental Carbon Australia Pty Ltd

Koppers Shipping Pty Ltd

Koppers Australia Holding Company Pty Ltd